UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders

UBS Relationship Funds

Semiannual Report  |  June 30, 2019

President’s letter

The last time we wrote to you, markets were in the red—almost all asset classes had posted significant losses in the fourth quarter of 2018 amid a significant spike in volatility—and there seemed to be “nowhere to hide.”

While the volatility has continued, in the six months ending June 30, 2019, the tide has certainly turned. In the first half of 2019 despite some ups and downs, markets have been very robust, with some hitting new record highs. There was a very different market mindset on the Federal Reserve and interest rates.

Whereas at the end of 2018, with the Fed on a “pause” in a hiking cycle and officials making comments suggesting there could be another hike, in the first half of this year, after the market rout and renewed fears about the escalation of a trade war slowing global growth, Fed officials sent a very different message. In fact, Fed officials began suggesting their next move could be a rate cut, and markets recovered aggressively in the first three months of the year. While there were gyrations in the second quarter, markets generally held up and we ended the six month period with most markets holding onto solid gains.

In the US the S&P 500 hit repeated record highs, threatening to break over 3,000 for the first time in history and the yield curve continued to flatten, with investors getting more compensation to own a three-month Treasury-bill than a five-year Treasury note. However, continued uncertainty about global economic events, and a US economic recovery that is extremely long in tooth, left many still wondering about what is next to come.

This is an important reminder to not forget the importance of diversification—not only within a fund but across an overall fund allocation. Spreading risk exposures across a range of asset classes and investment styles remains paramount.

With a natural home bias, there is a gap in many American investors’ overall investment allocations—for example, many US investors have not looked to emerging markets (EM) when considering their overall asset allocation strategy. However, EM countries and companies may pose the largest potential for growth over the coming years.

With the potential for continued volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and the potential for downside protection takes on a new dimension. At UBS Asset Management, our teams have distinct viewpoints and philosophies, but they all share one goal—to provide you with access to a broad range of investment solutions.

We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Igor Lasun

President

UBS Relationship Funds

Executive Director

UBS Asset Management (Americas) Inc.

The markets in review

Headwinds for global growth

Shortly after the reporting period ended, the US economy reached a new record for the longest expansion on record, exceeding the previous mark of 120 months.1 However, trade conflicts, less robust manufacturing activity and several other factors have led to moderating global growth. Looking back, the US Commerce Department reported that gross domestic product (GDP) grew at a 2.2% seasonally adjusted annualized rate during the fourth quarter of 2018. GDP growth then bounced back to 3.1% during the first quarter of 2019. Finally, the US Commerce Department’s initial estimate for second quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

Headwinds facing the economy were acknowledged by the US Federal Reserve Board (the Fed). After raising interest rates four times in 2018, in January 2019 the Fed started to reverse course, saying it would pause from additional rate hikes as it monitored incoming economic data. At its meeting that concluded on March 20, 2019, most Federal Open Market Committee (FOMC)2 members indicated that they did not feel additional rate hikes would be needed in 2019. Finally, after its June 2019 meeting, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened” and the market anticipates one or two rate cuts by the end of the year.

From a global perspective, in its April 2019 World Economic Outlook, the International Monetary Fund (IMF) said, “Trade tensions increasingly took a toll on business confidence and, so, financial market sentiment worsened, with financial conditions tightening for vulnerable emerging markets in the spring of 2018 and then in advanced economies later in the year, weighing on global demand. Conditions have eased in 2019 as the U.S. Federal Reserve signaled a more accommodative monetary policy stance and markets became more optimistic about a U.S.—China trade deal, but they remain slightly more restrictive than in the fall [of 2018].” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.3%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.0% in 2019, compared to 0.8% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.4% in 2019, versus 4.5% in 2018.

Global equities generate outstanding results

The global equity market generated outstanding results during the reporting period. US equities experienced a setback in May 2019, but it proved to be only temporary in nature, as the market reached several new all-time record highs. Supporting the market were corporate profits that often exceeded expectations, hopes for a resolution between the US and China trade war, and the Fed’s indication that it was poised to lower interest rates to support the economy. All told, the S&P 500 Index3 gained 18.54% during the six months ended June 30, 2019. Equity returns were also strong outside the US. International developed equities, as measured by the MSCI EAFE Index (net),4 rose 14.03% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 10.58%.

[1]	Source: The National Bureau of Economic Research, 7/19
[2]

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[3]

The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]

The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[5]

The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market also produces solid results

The global fixed income market posted solid results during the reporting period. In the US, both short and long-term Treasury yields declined (bond yields and prices move in the opposite direction). Periods of investor risk aversion, the Fed’s monetary policy reversal and modest inflation helped to push yields lower. For the six-month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.69% to 2.00%. Government bond yields outside the US also generally moved lower, as the European Central Bank, the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,6 returned 6.11% for the six months ended June 30, 2019. Returns of riskier fixed income securities were even better. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 returned 10.16% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 gained 10.60%.

[6]

The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[7]

The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

[8]

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2019, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 25.07%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 18.84%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund’s outperformance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

•	Universal Display Corp. was the Fund’s top performer for the six months ended June 30, 2019.

–

Universal Display’s outperformance was driven by a strong quarterly earnings report coupled with better than expected guidance for 2019. The company sees 2019 as a year of growth after a sluggish 2018 in the adoption of OLED displays in smartphones, TVs and some laptop computers. Particularly exciting is the launch of foldable smartphones which dramatically increase the display area of phones and, correspondingly, Universal Display’s sales of its organic phosphors for those displays.

•

Stock selection within the financial and industrial sectors was beneficial for Fund performance during the six-month period. Underweights to utilities and health care, as well as stock selection within health care, were also positive for relative performance.

–

Gardner Denver’s share price increased after the company announced it will buy the industrial segment of Ingersoll-Rand. Gardner Denver will remain intact, removing the risk that the upstream energy and subscale medical businesses would be sold. The new entity will be run by Gardner Denver’s management and board. The merger will make Gardner Denver the second largest compressor company in the world.

–

Synchrony Financial outperformed on the back of strong fourth quarter results that exceeded consensus estimates. Highlights included a year-over-year decline in net charge-offs and overall stable credit results; strong expense management; in-line growth in card spending and loan balances; and better-than-expected net credit income levels. (For details, see “Portfolio highlights.”)

–

Shares of Hess Corporation rebounded, driven by the strong performance of the energy sector. We continue to believe in the cash flow potential of the business and the value of the Guyana discovery. However, during the six months we used Hess as a source of funds by reducing holdings and reallocated the capital to Concho, which in our view is trading at a wider discount to intrinsic value.

–

Marvell Technology’s share price increased during the six months, supported by the strong performance of the semiconductor industry. The market is positive on Marvell’s prospects in the higher-margin 5G and DC switching markets.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Equity Alpha Relationship Fund

What didn’t work:

•

Stock selection in the real estate and materials sectors hindered Fund performance during the reporting period. An underweight to the information technology sector was also negative for relative performance.

–

Commercial real estate company Simon Property Group saw its shares decline during the six months. The company is directly affected by the sluggish landscape for the retail industry, as well as a drop in tourism. We continue to hold the stock in the Fund.

–

The stock price of Steel Dynamics underperformed on the back of increasing trade tensions, as well as decreasing steel and scrap prices. We continue to believe that persisting protectionism will support future price increases. In addition, Steel Dynamics has been investing to upgrade its capabilities, including adding new paint lines and galvanizing lines, which should structurally increase the company’s profit per ton. We continue to hold the stock in the Fund.

•	Certain other stock selection decisions detracted from Fund performance during the six months ended June 30, 2019.

–

UnitedHealth Group was the largest detractor during the six-month period. Despite strong underlying fundamentals, the company struggled due to concerns about the 2020 US election. Investors fear a Democratic sweep could reopen the debate about moving to a single payer model. In May, UnitedHealth rebounded as investors began to appreciate the challenges inherent in completely overhauling the US healthcare delivery system. We believe the Street underappreciates the value of UnitedHealth’s care delivery and healthcare analytic assets, which are critical to reining in US healthcare spending. We continue to view the company as a core holding in the Fund.

–	Michaels Companies detracted from relative returns after the company delivered mixed fourth quarter results and guided down its 2019 outlook. We sold the stock during the reporting period.

–	Not owning Microsoft also detracted from performance as the company delivered strong financial results during the period, particularly in its Azure cloud services business.

Portfolio highlights

–

Marsh & McLennan is an insurance broker operator that is less exposed to broader macroeconomic issues affecting the financial services sector than its competitors. We believe the company is well positioned to generate almost 4% organic top-line growth, with additional upside should more niche lines of insurance coverage—such as cyber insurance and flood coverage—gain more widespread adoption in the market. We like Marsh’s higher operating margins. We assume no material change to its large employer market share, as Marsh remains reluctant to change such a crucial relationship.

–

TJX Companies is the leading off-price apparel and home fashions retailer in the world. TJX’s flexible business model includes opportunistic buying, inventory management, logistics and store layouts. It is designed to give customers a compelling value proposition and a treasure hunt shopping experience to discover brand name and designer merchandise. TJX has been a high quality operator in the off-price channel for over 30 years with a proven ability to grow sales and take share in a changing retail distribution model. We believe that a significant increase in competitor store closings over the next few years will provide a unique tailwind for the business.

–

Synchrony Financial is the largest private label supplier of credit cards in the US, and the leading operator in a niche, duopoly-like sub-sector that features structurally high returns on equity (ROE) compared to the rest of the financial sector. We believe Synchrony’s excess capital position offers the company a competitive advantage and

UBS U.S. Equity Alpha Relationship Fund

significant opportunity to return cash to shareholders. We also believe the company should be able to generate high single-digit loan growth. Synchrony continues to experience high retention rates among its private label customers.

–

Amazon.com provides online retail shopping services. We believe that Amazon’s revenue will continue to grow at high double-digit rates as it expands its Amazon Prime service to include lower price and/or faster delivery, video services and potentially other benefits; expands its network of fulfillment centers; increases the number of merchandise segments it sells; increases its hardware offerings to facilitate the delivery of Amazon content; and as Amazon Web Services continues to lead the public Cloud IT infrastructure market.

–

Ameriprise Financial provides financial planning, asset management and insurance services. The company has achieved double-digit margins in its flagship advice and wealth management business, benefitting from its strategy to carefully manage the success and happiness of its most productive advisors. Ameriprise has shifted its earnings focus away from more capital-intensive insurance and annuity products, and is relying more heavily on the balance sheet-light asset accumulation and management businesses. This has resulted in strong return on equity (ROE) improvement that we believe should remain fairly stable. Management has expressed confidence that its long-term care (LTC) reserves are sufficient, and says it intends to increase reserve transparency and LTC block characteristics within its public filings.

–	The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2019 (unaudited)

	6 months	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	25.07%	6.65%	9.73%	14.01%
Russell 1000 Index[1]	18.84	10.02	10.45	14.77

[1]

The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings (long holdings)

Percentage of net assets
Amazon.com, Inc.	5.6%

Facebook, Inc., Class A	4.0

Marsh & McLennan Cos., Inc.	3.5

UnitedHealth Group, Inc.	3.3

Johnson & Johnson	3.2

Synchrony Financial	3.1

TJX Cos., Inc./The	3.0

JPMorgan Chase & Co.	2.8

Mondelez International, Inc., Class A	2.6

Adobe, Inc.	2.6
Total	33.7%

Top ten holdings (short holdings)

Percentage of net assets
Zebra Technologies Corp., Class A	(1.0)%

Mettler-Toledo International, Inc.	(0.8)

Snap, Inc., Class A	(0.8)

VeriSign, Inc.	(0.8)

Healthcare Services Group, Inc.	(0.7)

Clorox Co./The	(0.7)

Under Armour, Inc., Class A	(0.7)

Ligand Pharmaceuticals, Inc.	(0.6)

Oracle Corp.	(0.6)

McCormick & Co., Inc. (Non-Voting)	(0.6)
Total	(7.3)%

Issuer breakdown by country or territory of origin (long holdings)

Percentage of net assets
United States	120.1%

Netherlands	1.4
Total	121.5%

Issuer breakdown by country or territory of origin (short holdings)

Percentage of net assets
United States	(20.8)%

Israel	(0.5)
Total	(21.3)%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—June 30, 2019 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	1.9%

Airlines	2.3

Auto components	1.2

Banks	5.0

Beverages	1.7

Biotechnology	4.6

Building products	3.7

Capital markets	2.5

Chemicals	2.0

Commercial services & supplies	0.7

Communications equipment	1.3

Consumer finance	4.5

Distributors	1.2

Entertainment	7.1

Equity real estate investment trusts	2.9

Food products	2.6

Health care providers & services	4.6

Hotels, restaurants & leisure	1.7

Insurance	7.2

Interactive media & services	4.0

Internet & direct marketing retail	7.9

IT services	3.7

Life sciences tools & services	2.0

Machinery	4.5

Metals & mining	1.5

Oil, gas & consumable fuels	3.8

Pharmaceuticals	6.2

Semiconductors & semiconductor equipment	13.5

Software	4.6

Specialty retail	3.0

Technology hardware, storage & peripherals	2.9

Tobacco	2.6

Wireless telecommunication services	1.4
Total common stocks	120.3%

Short-term investment	1.1

Investment of cash collateral from securities loaned	0.1
Total investments before investments sold short	121.5%

Investments sold short Common stock	Percentage of net assets
Biotechnology	(1.4)%

Commercial services & supplies	(0.7)

Communications equipment	(0.7)

Electrical equipment	(0.3)

Electronic equipment, instruments & components	(2.5)

Entertainment	(0.4)

Food products	(0.6)

Health care equipment & supplies	(0.6)

Health care providers & services	(1.0)

Hotels, restaurants & leisure	(0.5)

Household durables	(0.5)

Household products	(1.2)

Insurance	(0.4)

Interactive media & services	(1.2)

IT services	(1.6)

Life sciences tools & services	(0.8)

Multiline retail	(0.2)

Pharmaceuticals	(0.5)

Semiconductors & semiconductor equipment	(2.2)

Software	(2.1)

Specialty retail	(0.7)

Technology hardware, storage & peripherals	(0.5)

Textiles, apparel & luxury goods	(0.7)
Total investments sold short	(21.3)%

Total investments, net of investments sold short	100.2%

Liabilities in excess of other assets	(0.2)
Net assets	100.0%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2019 (unaudited)

	Number of shares	Value
Common stocks: 120.3%
Aerospace & defense: 1.9%
Spirit AeroSystems Holdings, Inc., Class A1	64,591	$5,255,770

Airlines: 2.3%
Delta Air Lines, Inc.	112,513	6,385,113

Auto components: 1.2%
Aptiv PLC	40,407	3,266,098

Banks: 5.0%
JPMorgan Chase & Co.[1]	71,063	7,944,843
Wells Fargo & Co.[1]	128,836	6,096,520

		14,041,363

Beverages: 1.7%
PepsiCo, Inc.[1]	37,557	4,924,849

Biotechnology: 4.6%
Alnylam Pharmaceuticals, Inc.*,1	33,352	2,420,021
Coherus Biosciences, Inc.*,2	98,000	2,165,800
Cyclerion Therapeutics, Inc.*	15,639	179,067
Incyte Corp.*	53,618	4,555,385
Ironwood Pharmaceuticals, Inc.*,2	177,646	1,943,447
Medicines Co./The*,1	44,209	1,612,302

		12,876,022

Building products: 3.7%
Allegion PLC	56,500	6,246,075
Masco Corp.	109,258	4,287,284

		10,533,359

Capital markets: 2.5%
Ameriprise Financial, Inc.	49,476	7,181,936

Chemicals: 2.0%
CF Industries Holdings, Inc.	63,565	2,969,121
Westlake Chemical Corp.	37,051	2,573,563

		5,542,684

Commercial services & supplies: 0.7%
Stericycle, Inc.*,2	43,000	2,053,250

Communications equipment: 1.3%
Arista Networks, Inc.*,1	13,660	3,546,409

Consumer finance: 4.5%
American Express Co.[1]	31,939	3,942,550
Synchrony Financial[1]	255,711	8,865,500

		12,808,050

Distributors: 1.2%
LKQ Corp.*	131,001	3,485,937

Entertainment: 7.1%
Activision Blizzard, Inc.	98,762	4,661,566
Electronic Arts, Inc.*	47,375	4,797,193
Take-Two Interactive Software, Inc.*	47,225	5,361,454

	Number of shares	Value
Walt Disney Co./The	36,515	$5,098,955

		19,919,168

Equity real estate investment trusts: 2.9%
Digital Realty Trust, Inc.	16,254	1,914,559
Simon Property Group, Inc.[1]	39,223	6,266,266

		8,180,825

Food products: 2.6%
Mondelez International, Inc., Class A1	137,271	7,398,907

Health care providers & services: 4.6%
Laboratory Corp. of America Holdings*	22,057	3,813,655
UnitedHealth Group, Inc.[1]	37,651	9,187,221

		13,000,876

Hotels, restaurants & leisure: 1.7%
Norwegian Cruise Line Holdings Ltd.*,1	91,139	4,887,784

Insurance: 7.2%
Aon PLC[1]	30,300	5,847,294
Marsh & McLennan Cos., Inc.	98,677	9,843,031
MetLife, Inc.[1]	95,891	4,762,906

		20,453,231

Interactive media & services: 4.0%
Facebook, Inc., Class A*,1	58,309	11,253,637

Internet & direct marketing retail: 7.9%
Amazon.com, Inc.*,1	8,293	15,703,874
Expedia Group, Inc.[1]	49,370	6,567,691

		22,271,565

IT services: 3.7%
GoDaddy, Inc., Class A*	53,040	3,720,756
Visa, Inc., Class A1	39,013	6,770,706

		10,491,462

Life sciences tools & services: 2.0%
Bio-Rad Laboratories, Inc., Class A*,1	18,317	5,725,711

Machinery: 4.5%
AGCO Corp.	84,924	6,587,555
Gardner Denver Holdings, Inc.*	176,300	6,099,980

		12,687,535

Metals & mining: 1.5%
Steel Dynamics, Inc.	144,044	4,350,129

Oil, gas & consumable fuels: 3.8%
Concho Resources, Inc.	37,425	3,861,511
Hess Corp.	107,186	6,813,814

		10,675,325

Pharmaceuticals: 6.2%
Allergan PLC[1]	26,364	4,414,124
Elanco Animal Health, Inc.*	4,561	154,162
Eli Lilly & Co.[1]	34,525	3,825,025

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2019 (unaudited)

	Number of shares	Value
Common stocks—(Concluded)
Pharmaceuticals—(Concluded)
Johnson & Johnson	65,190	$9,079,663

		17,472,974

Semiconductors & semiconductor equipment: 13.5%
Applied Materials, Inc.	74,891	3,363,355
KLA-Tencor Corp.	26,575	3,141,165
Lam Research Corp.	18,031	3,386,943
Marvell Technology Group Ltd.	227,723	5,435,748
Micron Technology, Inc.*,1	145,854	5,628,506
NXP Semiconductors N.V.	41,030	4,004,938
Qorvo, Inc.*	40,083	2,669,929
Skyworks Solutions, Inc.[1]	24,619	1,902,310
Teradyne, Inc.	79,945	3,830,165
Universal Display Corp.	24,936	4,689,464

		38,052,523

Software: 4.6%
Adobe, Inc.*	24,975	7,358,884
salesforce.com, Inc.*	36,767	5,578,657

		12,937,541

Specialty retail: 3.0%
TJX Cos., Inc./The[1]	161,324	8,530,813

Technology hardware, storage & peripherals: 2.9%
NetApp, Inc.	38,006	2,344,970
Western Digital Corp.[1]	125,547	5,969,760

		8,314,730

Tobacco: 2.6%
Philip Morris International, Inc.[1]	91,950	7,220,833

Wireless telecommunication services: 1.4%
T-Mobile US, Inc.*,1	51,634	3,828,145
Total common stocks (cost $262,546,373)		339,554,554

Short-term investment: 1.1%
Investment company: 1.1%
State Street Institutional U.S. Government Money Market Fund (cost $3,348,107)	3,348,107	3,348,107

Investment of cash collateral from securities loaned: 0.1%
Money market fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $150,086)	150,086	150,086
Total investments before investments sold short: 121.5% (cost $266,044,566)		343,052,747

	Number of shares	Value
Investments sold short: (21.3)%
Common stocks: (21.3)%
Biotechnology: (1.4)%
Amgen, Inc.	(5,248)	$(967,101)
Ligand Pharmaceuticals, Inc.	(15,740)	(1,796,721)
OPKO Health, Inc.	(224,475)	(547,719)
United Therapeutics Corp.	(7,611)	(594,115)

		(3,905,656)

Commercial services & supplies: (0.7)%
Healthcare Services Group, Inc.	(65,183)	(1,976,349)

Communications equipment: (0.7)%
Cisco Systems, Inc.	(14,824)	(811,318)
Motorola Solutions, Inc.	(6,888)	(1,148,436)

		(1,959,754)

Electrical equipment: (0.3)%
Emerson Electric Co.	(14,409)	(961,368)

Electronic equipment, instruments & components: (2.5)%
Arrow Electronics, Inc.	(13,310)	(948,604)
Flex Ltd.	(132,690)	(1,269,843)
Keysight Technologies, Inc.	(12,437)	(1,116,967)
Tech Data Corp.	(10,473)	(1,095,476)
Zebra Technologies Corp., Class A	(13,265)	(2,778,885)

		(7,209,775)

Entertainment: (0.4)%
Netflix, Inc.	(3,013)	(1,106,735)

Food products: (0.6)%
McCormick & Co., Inc. (Non-Voting)	(10,410)	(1,613,654)

Health care equipment & supplies: (0.6)%
IDEXX Laboratories, Inc.	(5,758)	(1,585,350)

Health care providers & services: (1.0)%
Cardinal Health, Inc.	(15,800)	(744,180)
Covetrus, Inc.	(2,994)	(73,233)
Henry Schein, Inc.	(16,655)	(1,164,185)
Patterson Cos., Inc.	(34,087)	(780,592)

		(2,762,190)

Hotels, restaurants & leisure: (0.5)%
Chipotle Mexican Grill, Inc.	(651)	(477,105)
Planet Fitness, Inc., Class A	(14,616)	(1,058,783)

		(1,535,888)

Household durables: (0.5)%
Garmin Ltd.	(16,163)	(1,289,807)

Household products: (1.2)%
Church & Dwight Co., Inc.	(19,299)	(1,409,985)
Clorox Co./The	(12,507)	(1,914,947)

		(3,324,932)

Insurance: (0.4)%
CNO Financial Group, Inc.	(74,288)	(1,239,124)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Interactive media & services: (1.2)%
Alphabet, Inc., Class A	(905)	$(979,934)
Snap, Inc., Class A	(159,594)	(2,282,194)

		(3,262,128)

IT services: (1.6)%
FleetCor Technologies, Inc.	(4,452)	(1,250,344)
International Business Machines Corp.	(7,427)	(1,024,183)
VeriSign, Inc.	(10,117)	(2,116,072)

		(4,390,599)

Life sciences tools & services: (0.8)%
Mettler-Toledo International, Inc.	(2,850)	(2,394,000)

Multiline retail: (0.2)%
Kohl’s Corp.	(12,400)	(589,620)

Pharmaceuticals: (0.5)%
Teva Pharmaceutical Industries Ltd. ADR	(145,400)	(1,342,042)

Semiconductors & semiconductor equipment: (2.2)%
Cree, Inc.	(10,165)	(571,070)
First Solar, Inc.	(24,514)	(1,610,079)
QUALCOMM, Inc.	(20,594)	(1,566,586)

	Number of shares	Value
Silicon Laboratories, Inc.	(12,932)	$(1,337,169)
Texas Instruments, Inc.	(9,646)	(1,106,975)

		(6,191,879)

Software: (2.1)%
Cadence Design Systems, Inc.	(21,432)	(1,517,600)
Intuit, Inc.	(4,963)	(1,296,981)
Oracle Corp.	(31,155)	(1,774,900)
Splunk, Inc.	(11,394)	(1,432,796)

		(6,022,277)

Specialty retail: (0.7)%
Abercrombie & Fitch Co., Class A	(49,647)	(796,338)
Bed Bath & Beyond, Inc.	(114,951)	(1,335,730)

		(2,132,068)

Technology hardware, storage & peripherals: (0.5)%
Seagate Technology PLC	(29,460)	(1,388,155)

Textiles, apparel & luxury goods: (0.7)%
Under Armour, Inc., Class A	(75,313)	(1,909,185)
Total investments sold short (proceeds $51,954,668)		(60,092,535)

Liabilities in excess of other assets: (0.2)%		(672,535)
Net assets: 100.0%		$282,287,677

For a listing of defined portfolio acronyms, that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 13.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$339,554,554	$—	$—	$339,554,554
Short-term investment	—	3,348,107	—	3,348,107
Investment of cash collateral from securities loaned	—	150,086	—	150,086
Total	$339,554,554	$3,498,193	$—	$343,052,747
Liabilities
Investments sold short	$(60,092,535)	$—	$—	$(60,092,535)

At June 30, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.
[2]	Security, or portion thereof, was on loan at the period end.

Portfolio acronym

ADR	American Depositary Receipt

See accompanying notes to financial statements.

UBS Relationship Funds

June 30, 2019 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 to June 30, 2019.

Actual expenses

The first line in the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2019 to June 30, 2019.

UBS U.S. Equity Alpha Relationship Fund

June 30, 2019 (unaudited)

	Beginning account value January 1, 2019	Ending account value June 30, 2019	Expenses paid during period[1] 01/01/19 to 06/30/19	Expense ratio during the period

UBS U.S. Equity Alpha Relationship Fund
Actual	$1,000.00	$1,250.70	$8.41	1.5078%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.32	7.54	1.5078

[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

Financial statements

Statement of assets and liabilities

June 30, 2019 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Assets:
Investments, at cost
Unaffiliated issuers	$266,044,566
Foreign currency	103
$266,044,669

Investments, at value
Unaffiliated issuers[1]	$343,052,747
Foreign currency	96
Cash collateral on investments sold short	1,897,536
Receivable for investments sold	3,147,753
Receivable for dividends and interest	339,943
Other assets	9,793
Total assets	348,447,868

Liabilities:
Investments sold short, at value (proceeds—$51,954,668)	60,092,535
Payable for cash collateral from securities loaned	150,086
Payable for investments purchased	5,632,641
Payable for dividend and interest expense on investments sold short	49,629
Payable for administration fees	85,371
Payable to custodian	8,387
Payable for foreign withholding taxes	1,539
Accrued expenses and other liabilities	140,003
Total liabilities	66,160,191
Net assets	$282,287,677
Shares outstanding	9,310,646
Net asset value, offering and redemption proceeds per share	30.3188

[1]	Includes $5,852,130, of investments in securities on loan, at value plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

Financial statements

Statement of operations

For the six months ended June 30, 2019 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Investment income:
Dividends	$2,298,506
Interest	676,820
Securities lending	8,422
Foreign tax withheld	(23,535)
Total income	2,960,213
Expenses:
Administration	42,495
Transfer agency and related services fees	7,270
Custody and fund accounting fees	14,912
Trustees’ fees	46,160
Professional services fees	84,725
Shareholder reports	3,513
Insurance expense	11,906
Dividend expense, interest expense and other borrowing cost for investments sold short	1,818,643
Other	10,442
Total expenses	2,040,066
Expense reimbursed by Advisor	(64,166)
Net expenses	1,975,900
Net investment income	984,313
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,633,912)
Securities sold short	(5,259,253)
Net realized loss	(7,893,165)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	66,108,865
Investments sold short	(2,569,660)
Translation of other assets and liabilities denominated in foreign currency	4
Change in net unrealized appreciation (depreciation)	63,539,209
Net realized and unrealized gain	55,646,044
Net increase in net assets resulting from operations	$56,630,357

See accompanying notes to financial statements.

Financial statements

Statement of changes in net assets

	UBS U.S. Equity Alpha Relationship Fund
	For the six months ended June 30, 2019 (unaudited)	For the year ended December 31, 2018
From operations:
Net investment income	$984,313	$2,054,169
Net realized gain (loss)	(7,893,165)	14,902,006
Net change in unrealized appreciation (depreciation)	63,539,209	(50,423,689)
Net increase (decrease) in net assets from operations	56,630,357	(33,467,514)
From beneficial interest transactions:
Cost of shares redeemed	(316,507)	(840,345)
Net decease in net assets resulting from beneficial interest transactions	(316,507)	(840,345)
Increase (decrease) in net asset	56,313,850	(34,307,859)
Net assets:
Net assets, beginning of period	225,973,827	260,281,686
Net assets, end of period	$282,287,677	$225,973,827
Shares redeemed	(11,019)	(28,490)
Net decrease in shares outstanding	(11,019)	(28,490)

See accompanying notes to financial statements.

Financial statements

Statement of cash flows

For the period ended June 30, 2019 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$56,630,357
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(48,252,102)
Proceeds from disposition of investment securities	58,392,599
Covers of securities sold short	(35,970,027)
Proceeds from securities sold short	28,176,729
Sales of short-term investments, net	(1,571,605)
Net realized (gain) loss on investments	2,633,912
Net realized (gain) loss on securities sold short	5,259,253
Change in unrealized (appreciation) depreciation on investments	(66,108,865)
Change in unrealized (appreciation) depreciation on securities sold short	2,569,660
Increase in dividends receivable	4,256
Increase in cash collateral for securities sold short	(1,564,931)
Increase in other assets	(9,793)
Increase in payable for administration fees	103,399
Decrease in dividends payable and security loan fees for securities sold short	(886)
Decrease in payable to custodian	(11,134)
Increase in accrued expenses and other liabilities	33,317
Net cash provided by operating activities	314,139
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	(316,507)
Net cash used in financing activities	(316,507)
Net decrease in cash	(2,368)
Cash:
Beginning of period	2,464
End of period	$96

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2019 (unaudited)	Years ended December 31,
UBS U.S. Equity Alpha Relationship Fund		2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.2418	$27.8371	$22.8798	$20.3223	$20.3185	$17.1890
Income (loss) from investment operations:
Net investment income[1]	0.1056	0.2200	0.2364	0.3179	0.2717	0.2298
Net realized and unrealized gain (loss)	5.9644	(3.8153)	4.7209	2.2396	(0.2679)	2.8997
Total income (loss) from investment operations	6.0700	(3.5953)	4.9573	2.5575	0.0038	3.1295
Net asset value, end of period	$30.3118	$24.2418	$27.8371	$22.8798	$20.3223	$20.3185
Total investment return[2]	25.07%	(12.92)%	21.67%	12.58%	0.02%	18.20%
Ratios to average net assets:
Expenses before expense reimbursements and after dividend expense and security loan fees for securities sold short	1.5567%[3]	1.1792%	0.6751%	0.8837%	0.8318%	0.9371%
Expenses after expense reimbursements and after dividend expense and security loan fees for securities sold short	1.5078%[3]	1.1156%	0.6258%	0.8021%	0.7608%	0.8666%
Expenses after expense reimbursements and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	0.75%[3]	0.78%	0.91%	1.53%	1.29%	1.24%
Supplemental data:
Net assets, end of period (000’s)	$282,288	$225,974	$260,282	$213,929	$190,322	$190,286
Portfolio turnover	34%	36%	57%	51%	48%	41%

[1]	Calculated using the average shares method.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering one series of investment portfolios. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar entities.

The Trust has one series available for investment, UBS U.S. Equity Alpha Relationship Fund (the “Fund”). The Fund is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to the Trust are allocated to each Fund on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts and expect the risk of loss is remote.

Certain shareholders may redeem units, and the redemption proceeds may be paid primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization On Purchased Callable Debt Securities” (“ASU 2017-08”). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

UBS Relationship Funds

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions—The Fund currently does not intend to declare and pay distributions.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows—(1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

Because the Fund is sold only to accredited investors in a private placement transaction, the Fund may have a limited shareholder base with investors owning a significant portion of the Fund.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is not open, the value of the Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m.,

UBS Relationship Funds

Notes to financial statements (unaudited)

Eastern time, the Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of the Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

UBS Relationship Funds

Notes to financial statements (unaudited)

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee (“VC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Investments

Real estate investment trusts—The Fund may invest in real estate investment trusts (“REITs”). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Short sales—The Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale

UBS Relationship Funds

Notes to financial statements (unaudited)

if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s portfolio footnotes.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has voluntarily agreed to reimburse the Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed 0.1200% of average daily net assets.

At June 30, 2019, the Fund owed the administrator $85,371 for administration fees.

During the period ended June 30, 2019, the Fund accrued expense reimbursements of $64,166.

The Fund pays an administration fee to State Street Bank and Trust Company that is computed daily and paid monthly at an annual rate of $90,000.

During the period ended June 30, 2019, the Fund did not pay brokerage commissions to affiliates of the investment advisor.

Securities lending

The Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% of the market value for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total value securing the loan returns to at least 102% of the market value for domestic securities and 105% of the market value for foreign securities. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable

UBS Relationship Funds

Notes to financial statements (unaudited)

administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund’s Portfolio of investments. State Street Bank and Trust Company serves as the Fund’s lending agent.

At June 30, 2019, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$5,852,130	$150,086	$5,821,625	$5,971,711	US Treasury Notes and US Treasury Bills

*

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at June 30, 2019 was $150,086. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the “Committed Credit Facility”) with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2019, UBS U.S. Equity Alpha Relationship Fund had borrowings as follows:

Fund	Average daily amount of borrowing outstandng	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS U.S. Equity Alpha Relationship Fund	$1,124,046	1	$109	3.499%

Commission recapture program

The Fund may participate in a brokerage commission recapture program. The Fund has established commission recapture arrangements with certain participating brokers or dealers. If the Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2019, there were no recaptured commissions.

UBS Relationship Funds

Notes to financial statements (unaudited)

Purchases and sales of securities

For the period ended June 30, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS U.S. Equity Alpha Relationship Fund (long transactions)	$53,884,743	$61,540,179
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	34,858,063	27,064,765

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of the Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that the Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Fund because taxable income/(loss) of the Fund is included in the income tax returns of the investors. For tax purposes, each component of the Fund’s net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments before investments sold short, held at June 30, 2019 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS U.S. Equity Alpha Relationship Fund	$266,044,566	$85,013,428	$(8,005,247)	$77,008,181

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales.

ASC 740-10 “Income Taxes-Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of June 30, 2019 there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2019, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

General Information (unaudited)

Quarterly portfolio schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT report is available on the SEC’s Web site at http://www.sec.gov. (Please note that on the SEC’s Web site, the “filing type” designation for this information may be “NPORT-EX.”) Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 6 and 7, 2019 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor for the UBS U.S. Equity Alpha Relationship Fund, a series of the Trust (the “Fund”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2019 and June 6, 2019 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services—In considering the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies, including the derivative strategies permitted to be utilized by the Fund.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board noted management’s continuing endeavors and expenditures to address areas of heightened concern in the fund industry, such as liquidity risk management. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Broadridge Reports, which compared the performance of the Fund with other funds in its peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Fund’s

Board approval of investment advisory agreement (unaudited)

performance during the past year. In reviewing the Broadridge Reports, the Board noted that the Fund appeared in the second performance quintile of its performance universe for the one-year period ended February 28, 2019.

The Board determined, after analyzing the performance data, that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses—The Board noted that the Fund does not pay advisory fees to the Advisor under the Advisory Agreement. The Board also noted that the Fund had the lowest total expense ratio in its Broadridge peer group.

Profitability—In considering the profitability of the Fund to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Fund. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund, including the investment by certain advisory clients in the Fund as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to the Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed- End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 9, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 9, 2019